UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2013

Arbitron Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-1969	52-0278528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9705 Patuxent Woods Drive, Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)

(410) 312-8000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On September 20, 2013, Nielsen Holdings N.V. (“Nielsen”) issued a press release announcing that Arbitron Inc. (the “Company”) and Nielsen have reached an agreement with the Federal Trade Commission (FTC) to gain clearance for Nielsen’s proposed acquisition of the Company, which is now, subject to customary closing conditions, expected to close on September 30, 2013. The FTC has issued a Decision and Order dated September 20, 2013 that embodies the agreement.

Forward Looking Statements:

This written communication includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “will”, “expect”, “should”, “could”, “shall” and similar expressions. These statements are subject to risks and uncertainties concerning Nielsen’s proposed acquisition of the Company, the Company’s expected financial performance, as well as the Company’s strategic and operational plans and actual results and events could differ materially from what presently is expected. The potential risks and uncertainties include the possibility that the transaction will not close or that the closing may be delayed; the possibility that conditions to the closing of the transaction may not be satisfied; the transaction may involve unexpected costs, liabilities or delays; the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; general economic conditions; conditions in the markets Nielsen and the Company are engaged in; behavior of customers, suppliers and competitors (including their reaction to the transaction); technological developments; as well as legal and regulatory rules affecting Nielsen’s and the Company’s business and specific risk factors discussed in other releases and public filings made by Nielsen and the Company (including in their respective filings with the SEC). This list of factors is not intended to be exhaustive. Such forward-looking statements only speak as of the date of this written communication, and we assume no obligation to update any written or oral forward-looking statement made by us or on our behalf as a result of new information, future events, or other factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Arbitron Inc.

Date: September 20, 2013	By:	/s/ Timothy T. Smith
Timothy T. Smith
Executive Vice President, Business Development and Strategy, Chief Legal Officer, and Secretary